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         UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC  20549


                             FORM 8-K



                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported) January 29,
                              1997



                     NICHOLAS FINANCIAL, INC.
      (Exact name of registrant as specified in its Charter)




   British Columbia, Canada           333-08407         8736-3354
  (State or Other Jurisdiction of    (Commission    (I.R.S. Employer
   Incorporation or Organization)    File Number)    Identification No.)

  2454 McMullen Booth Road, Building C
         Clearwater, Florida                           34619
   (Address of Principal Executive Offices)         (Zip Code)



                          (813) 726-0763
       (Registrant's telephone number, Including area code)


                          Not applicable
  (Former name, former address and former fiscal year, if changed since last report)


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Item 5.   Other Events

     On January 28, 1997, the registrant entered into an agreement providing for the purchase of approximately $3,085,000 of automobile installment sales contracts from Sun Systems
Financial Corporation, based in Punta Gorda, Fl.

     On January 29, 1997, the registrant issued a press release announcing the transaction, a copy of which is attached as exhibit 99.1 to this Form 8-K and incorporated herein by reference.



Item 7.                        Financial Statements and Exhibits

 (c)                           Exhibits

    Exhibit No.                Description of Document

    99.1 Press release dated January 29, 1997 issued by the registrant

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                           SIGNATURES

   In accordance with the requirements of the Securities Act of 1934, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form 8-K and authorized this Report to be signed on its behalf by the undersigned, in the City of Clearwater, State of Florida, on February 11, 1997.


                    NICHOLAS FINANCIAL, INC.
                          (Registrant)


Date: Fenruary 11, 1997       /s/ Peter L. Vosotas
                                  Peter L. Vosotas
                                  Chairman,   President,
                                  Chief Executive Officer
                                  (Principal Executive Officer)


Date: February 11, 1997       /s/ Ralph T. Finkenbrink
                                  Ralph T. Finkenbrink
                                  (Principal  Financial Officer
                                   and Accounting Officer)
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Exhibit No.  99.1   Press release dated January 29, 1997 issued
by the registrant


Nicholas Financial, Inc.

                                                     NEWS RELEASE

2454 McMULLEN BOOTH ROAD
BUILDING C, SUITE 501B
CLEARWATER, FLORIDA  34619

                                            Contact: Sandra Krause
                                            Ph # - (813) 726-0763
                                            Fax# - (813) 726-2140
                                            E-Mail-skrause@nicfn.com
                                            Web Site-www.nicfn.com




       NICHOLAS CONCLUDES ACQUISITION OF $3,085,000 WORTH
           OF INSTALLMENT SALES AUTOMOBILE CONTRACTS
    FROM SUN SYSTEMS FINANCIAL CORPORATION., PUNTA GORDA, FL



      JANUARY 29, 1997 - Clearwater, Florida, Nicholas Financial, Inc. announced today that it has successfully completed the acquisition of approximately $3,085,000 of automobile installment sales contracts from Sun Systems Financial Corporation, based in Punta Gorda, Florida.

      According to Ralph Finkenbrink, Vice President of Finance, "This transaction will not materially affect the company's fourth fiscal quarter financial results, but we believe that it will have a positive effect on earnings over the next two years."

      Nicholas Financial, Inc. is a specialized finance company that provides funding for pre-owned automobiles and light trucks. The company acquires and services retail installment sales contracts through a network of branch office locations in Florida and Georgia. The company also provides small consumer loans. Its software subsidiary, Nicholas Data Services, Inc., designs, develops, supports and sells computer software to small businesses.

      The company's stock is publicly traded and listed on the Vancouver Stock Exchange under the symbol "NFC.U" and on the OTC
Bulletin Board under the symbol "NCFNF".